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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported) DECEMBER 22, 1998
                             (December 18, 1998)



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)



           OKLAHOMA              1-13726                73-1395733
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(State or other jurisdiction   (Commission    (IRS Employer Identification No.)
        of incorporation)      File Number)



            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA   73118
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               (Address of principal executive offices)        (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On December 18, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release responding to Union Pacific Resources Corporation's press release.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on December 18, 1998.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CHESAPEAKE ENERGY CORPORATION



                                       By: /s/  AUBREY K. MCCLENDON
                                           ------------------------------------
                                                Aubrey K. McClendon,
                                              Chief Executive Officer

Dated:  December 18, 1998



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                                 EXHIBIT INDEX


EXHIBIT           DESCRIPTION
99                Press Release issued by the Registrant on December 18, 1998.




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